

2022 ANNUAL MEETING

F&M Bank Corp.

2022 ANNUAL MEETING AGENDA

Call to order by Chairman Mike Pugh

Appointment of three inspectors to determine whether proxies are in proper form and whether a quorum is represented.

Garth Knight, Stephanie Shillingburg and Candy Barkley

Report of Proxy Committee from Garth Knight

Polls closed

Recognize Bank Directors and Management from Mike Pugh
Corporate Board of Directors
Executive Team
Augusta Community Board
Harrisonburg/Rockingham Community Board
Agriculture Community Board
Mortgage Community Board
Winchester Community Board

Report of the President & CEO, Mark Hanna and CFO, Carrie Comer

Questions or Comments from Shareholders

Election of Directors

Edward R. Burkholder	2025
Larry R. Caplinger	2025
Michael W. Pugh	2025
Christopher S. Runion	2025
Daphyne S. Thomas	2024
Hannah W. Hutman	2023
John A. Willingham	2023

Unfinished Business

New Business -from Garth Knight
Election of Directors
Announce ratification of appointment of Yount, Hyde & Barbour PC Announce approval of named Executive Officers' executive compensation

Adjournment by Chairman Mike Pugh

BOARD OF DIRECTORS



Pictured left to right (back to front): Mike Pugh, Chris Runion, Dan Harshman, John Willingham, Peter Wray, Larry Caplinger, Ray Burkholder, Daphyne Thomas, Anne Keeler, Hannah Hutman, Mark Hanna, Dean Withers

EXECUTIVE TEAM



Barton Black
Executive Vice President & Chief Operating Officer



Carrie Comer
Executive Vice President & Chief Financial Officer



Garth Knight
Executive Vice President & Chief Banking Officer



Kevin Russell
Executive Vice President & President of Mortgage, Title and Financial Services



Stephanie Shillingburg
Executive Vice President & Chief Experience Officer



Mark Hanna
President & Chief Executive Officer



Melody Emswiler
Executive Vice President & Chief Human Resources Officer



Mike Wilkerson
Executive Vice President & Chief Lending Officer



Paul Eberly
Executive Vice President & Chief Credit Officer

COMMUNITY ADVISORY BOARDS

Augusta County	Harrisonburg Rockingham	Agriculture	Mortgage	Winchester Frederick
Angie Whitesell	Abbey Dobes	Beth Bazzle	Alisa Eberly	Erik Beatley
Carolyn Bragg	Adam Shifflett	Buff Showalter	Gary Crummett	Hal Duff
Dickie Bell	Andy Myers	Doug Berry	Jeremy Litwiller	Jeanne Mezzatesta
Gregory See	Braydon Hoover	Jared Burner	Jill McGlaughlin	Madelyn Rodriguez
Jeff Slaven	Byard Luebben	John Bowman	JM Monger	Nicole Klebieko
Larry Howdyshell	Christian Herrick	Larry Powell	JM Snell	Tina Culbreath
Meinenka Garber	Jack Broaddus	Rick Reeves	Kathie See	William Perry
Rick Williams	Lindsay King	William Meyerhoeffer	Natalie Campbell	
Roger Decker	Quinton Callahan		Nick Whitelock	
Steve McDonough	Renee Whitmore		Ronald Flores	
Thomas White	Seth Berkey		Scott Will	
	Tisha McCoy-Ntiamoah			

RETURN ON AVERAGE ASSETS (ROAA)



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.17%
1.15%
0.57%
0.95%
0.98%
0.88%
2017
2018
2019
2020
2021
1Q22*

RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.89%
9.67%
4.93%
9.46%
10.84%
10.36%
2017
2018
2019
2020
2021
1Q22*

*Annualized income

EARNINGS PER SHARE (EPS)


$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.68
$2.60
$1.32
$2.66
$3.25
$2.96
2017
2018
2019
2020
2021
1Q22*

*Annualized income

TANGIBLE BOOK VALUE PER SHARE


$35.00
$30.00
$25.00
$20.00
$25.85
$26.69
$26.95
$28.42
$29.96
28.47
$30.42
24.76
2017
2018
2019
2020
2021**
1Q22 **

** 2021 and 2022 reflect actual TBVPS and TBVPS net of unrealized security losses.

NET INCOME


(000's)
Net Income
12,000
10,000
8,000
6,000
4,000
2,000
0
8,762
$8,823
$4,509
$8,788
$10,738
$2,528
2017
2018
2019
2020
2021
1Q22

NONINTEREST INCOME

Mortgage, Wealth Management & Other Services (Thousands)


Noninterest income
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
8,517
$8,770
$10,759
$13,103
$12,167
$9,932
2017
2018
2019
2020
2021
1Q22*

*Annualized income

PPP LOAN UPDATE

	Originated #	Loans Originated $	Loans Forgiven $	Loans Remaining $
PPP Round 1	717	$63,242,381	$62,500,481	$741,899
PPP Round 2	363	$23,818,504	$22,499,762	$1,318,742
Total	1,080	$87,060,885	$85,000,243	$2,060,641

AFS INVESTMENT PORTFOLIO
UNREALIZED GAIN/LOSS


500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
5,000
-
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
8,391
8,360
5,332
4,366
7,278
81,044
107,083
106,899
171,703
188,654
271,445
403,882
461,822
(86)
(6)
(4)
(9)
(58)
(91)
211
1,018
(393)
(39)
(110)
(2,280)
(20,329)
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
AFS Investments
Unrealized gain/loss

AFS INVESTMENTS

MARCH 31, 2022



Corporates, $29,775
U S Treasuries, $47,349
Municipals, $36,533
Agencies, $158,499
Mortgage Backed Securites, $188,209

TOTAL DEPOSITS
($MILLIONS)



1,200
1,150
1,100
1,050
1,000
950
900
850
800
750
700
650
600
550
500
450
$574
$574
$573
$594
$597
$607
$616
$628
$650
$679
$767
$794
$818
$862
$955
$1,030
$1,080
$1,112
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22

DEPOSIT GROWTH

F&M Bank's deposit growth is significantly more than the average FDIC-insured financial institution and far exceeds the average growth of other community banks.


35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
2019
2020
2021
Community Banks growth
FDIC deposit growth
F&M growth

DEPOSIT MIX MARCH 31, 2022

Total Deposits (in thousands): $1,112,294


CDs, 11%
$120,666
Noninterest bearing demand, 27%
$298,676
Money market & Savings, 45%
$504,611
Interest bearing demand, 17%
$188,342

LOAN TYPES MARCH 31, 2022

Total Loans(in thousands) $659,561



C&D, 11%
Agriculture, 10%
HELOC, 8%
1-4 Family, 21%
Multifamily, 1%
Owner-Occupied CRE, 11%
Non-Owner Occ. CRE, 13%
PPP, 0%
C&I, 6%
Consumer & other, 18%

LOAN GROWTH
(in thousands)
Growth 5.1% 2020 to 2021


40,000
30,000
20,000
10,000
-
(10,000)
(20,000)
(30,000)
(40,000)
2017
2018
2019
2020
2021
Commercial
Agriculture
Consumer Real Estate
Consumer other

LOAN/DEPOSIT RATIO


Loan/Deposit Ratio
110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
109.52%
111.53%
109.81%
108.03%
104.59%
102.17%
94.03%
91.21%
86.29%
84.75%
80.79%
76.43%
69.19%
63.65%
61.32%
59.30%
1Q18
2Q18
3Q18
4Q18
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22

MARKET OPPORTUNITY

FDIC Deposit Market Share 2021

Existing Markets $4.26 Billion

Total FDIC Deposits $8.20 Billion


$1.21 Billion
Frederick County
$2.09 Billion
Winchester
$1.14 Billion
Shenandoah County
$918 Million
$482 Million
Rockingham County
Harrisonburg
$2.09 Billion
Augusta County
$914 Million
Staunton
Waynesboro
$595 Million
F&M Bank Branch
Loan Production Office
F&M Mortgage Office
VS Title Office

NPAs & ALLL COVERAGE


ALLL/Loans
NPAs
2.10
1.60
1.10
0.60
0.10
Q4 '17 0.97 1.30
Q1 '18 1.02 1.34
Q2 '18 1.11 2.21
Q3 '18 1.12 2.23
Q4 '18 0.81 1.62
Q1 '19 0.76 1.64
Q2 '19 0.94 1.69
Q3 '19 1.40 1.19
Q4 '19 1.38 0.89
Q1 '20 1.52 0.66
Q2 '20 1.61 0.57
Q3 '20 1.72 0.44
Q4 '20 1.64 0.68
Q1 '21 1.54 0.57
Q2 '21 1.35 0.50
Q3 '21 1.30 0.46
Q4 '21 1.18 0.45
Q1 '22 1.12 0.39

NPAs TREND


%
2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
1.30
1.34
2.21
2.23
1.62
1.64
1.69
1.19
0.89
0.66
0.57
0.44
0.68
0.57
0.50
0.46
0.45
0.39
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
NPAs / Assets

30 – 89 DAYS DELINQUENCY % AS A % OF TOTAL LOANS
(includes Indirect Dealer Finance)


%
4.40
4.20
4.00
3.80
3.60
3.40
3.20
3.00
2.80
2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
3.09
3.60
3.72
3.49
2.73
2.64
3.12
2.13
2.07
1.35
0.50
0.55
1.10
0.52
0.36
0.40
0.48
0.36
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
30-89 Delinquency / Loans HFI

LOAN PRICING INDEX

(amounts in thousands)

69% of the portfolio consist of variable pricing or adjustable-rate pricing

Loans indexed to SOFR & Prime reprice immediately

Loans indexed to Treasuries reprice timing depends on origination date

We estimate 20% of the fixed rate loans will turn over each year & replaced with current pricing.


SOFR, $79,759
Prime, $85,700
1 YR Treasury, $9,700
3 YR Treasury, $28,400
5 YR Treasury, $248,406
7 YR Treasury, $3,134
10 YR Treasury, $4,391
Fixed Rate, $202,856

LOAN PORTFOLIO REPRICE TIMING


Millions
$700
$600
$500
$400
$300
$200
$100
$0
Loan Portfolio $662 million
38%
reprice
50%
Reprice
63%
Reprice
69%
Reprice
$185.3
$206.0
$225.3
$249.6
$266.4
$287.1
$310.4
$331.6
$352.7
$373.9
$395.0
$416.2
$426.4
$436.5
446.7
456.8
Q1 '22
Q2 ' 22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
$ Loans Repricing (millions)

THANK YOU!

F & M Bank Corp.
205 South Main Street
P.O. Box 1111
Timberville, VA 22853-9521
(540) 896-8941

Investor Relations Contact
Carrie Comer
ccomer@fmbankva.com

Transfer Agent
Broadridge Corporate Issuer Solutions
P.O. Box 1342 Brentwood, NY 11717
Toll Free: 844-318-0135
Fax: 215-553-5402
Monday-Friday, 9 a.m. to 6 p.m. EST
Email: shareholder@broadridge.com
Website: www.broadridge.com